UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 10, 2005

FALCON PRODUCTS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11577	43-0730877
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10650 Gateway Blvd., St. Louis, Missouri 63132
(Address of Principal Executive Offices) (Zip Code)

(314) 991-9200
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On October 10, 2005, the Registrant issued the press release attached hereto as Exhibit 99.1, which press release is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

99.1    Press Release Dated October 10, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 12, 2005

FALCON PRODUCTS, INC.

By:	/s/ Neal R. Restivo Name: Neal R. Restivo Title: Corporate Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1     Press Release Dated October 10, 2005.